UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21306

Franklin Mutual Recovery Fund
(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 03/31

Date of reporting period: 12/31/12

Item 1. Schedule of Investments.

Franklin Mutual Recovery Fund
Statement of Investments, December 31, 2012 (unaudited)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 61.3%			
Aerospace & Defense 3.8%			
[a]Huntington Ingalls Industries Inc.	United States	49,589	$ 2,149,187
Auto Components 1.7%			
[b,c]International Automotive Components Group Brazil LLC	Brazil	185,241	29,096
[b,c,d]International Automotive Components Group North America, LLC	United States	935,180	478,148
[b]TRW Automotive Holdings Corp.	United States	8,590	460,510
			967,754
Beverages 1.9%			
Coca-Cola Enterprises Inc.	United Kingdom	33,566	1,065,049
Capital Markets 1.9%			
The Blackstone Group LP	United States	69,088	1,077,082
Chemicals 0.6%			
Tronox Ltd., A	United States	18,012	328,719
Commercial Banks 2.8%			
[b]CIT Group Inc.	United States	24,420	943,589
[b]Korea Exchange Bank	South Korea	91,068	652,418
			1,596,007
Communications Equipment 0.8%			
[b,e]Research In Motion Ltd.	Canada	37,460	445,025
Computers & Peripherals 2.4%			
Hewlett-Packard Co.	United States	57,450	818,663
[b]SanDisk Corp.	United States	11,970	521,413
			1,340,076
Construction & Engineering 1.9%			
KHD Humboldt Wedag International AG	Germany	173,909	1,077,385
Diversified Financial Services 5.5%			
Capmark Financial Group Inc.	United States	44,764	541,644
[b]ING Groep NV	Netherlands	51,400	488,067
JPMorgan Chase & Co.	United States	12,420	546,107
NYSE Euronext	United States	49,655	1,566,119
			3,141,937
Energy Equipment & Services 2.7%			
[b,c]DeepOcean Group Holding AS	Norway	91,357	1,549,871
Food & Staples Retailing 1.0%			
CVS Caremark Corp.	United States	12,018	581,070
Food Products 1.1%			
GrainCorp Ltd.	Australia	46,275	600,632
Hotels, Restaurants & Leisure 0.8%			
Echo Entertainment Group Ltd.	Australia	120,054	433,991
Insurance 2.3%			
[b]Alleghany Corp.	United States	1,779	596,712
[b]Direct Line Insurance Group PLC	United Kingdom	90,972	315,374
[b,c]Imagine Group Holdings Ltd.	Bermuda	35,714	412,179
			1,324,265
Media 3.3%			
Time Warner Cable Inc.	United States	8,060	783,351
[b,c]Tribune Co., A	United States	15,492	659,603

Quarterly Statement of Investments | See Notes to Statement of Investments.

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2012 (unaudited) *(continued)*

[b,c]Tribune Co., B	United States	9,499	404,439
			1,847,393
Metals & Mining 1.6%			
ThyssenKrupp AG	Germany	38,290	903,885
Multiline Retail 1.3%			
[a]Kohl's Corp.	United States	16,820	722,923
Office Electronics 3.2%			
[a]Xerox Corp.	United States	264,325	1,802,696
Oil, Gas & Consumable Fuels 11.6%			
BP PLC	United Kingdom	171,380	1,191,923
Cairn Energy PLC	United Kingdom	84,440	368,927
Marathon Oil Corp.	United States	9,745	298,782
Nexen Inc.	Canada	75,030	2,021,308
[b]Plains Exploration & Production Co.	United States	26,120	1,226,073
[b]WPX Energy Inc.	United States	99,029	1,473,551
			6,580,564
Paper & Forest Products 0.5%			
[b,c]NewPage Holdings Inc.	United States	2,892	277,054
Personal Products 1.1%			
Avon Products Inc.	United States	43,210	620,496
Real Estate Investment Trusts (REITs) 1.7%			
Crexus Investment Corp.	United States	47,300	579,425
Spirit Realty Capital Inc.	United States	22,197	394,663
			974,088
Real Estate Management & Development 1.6%			
[b,c]Realogy Holdings Corp.	United States	22,549	898,848
Semiconductors & Semiconductor Equipment 2.1%			
Marvell Technology Group Ltd.	United States	17,000	123,420
[b]ON Semiconductor Corp.	United States	97,223	685,422
[b]Spansion Inc., A	United States	25,572	355,707
			1,164,549
Tobacco 2.1%			
Lorillard Inc.	United States	10,031	1,170,317
Total Common Stocks and Other Equity Interests (Cost $33,861,373)			34,640,863
Preferred Stocks (Cost $765,890) 1.8%			
Automobiles 1.8%			
Porsche Automobile Holding SE, pfd.	Germany	12,353	1,016,565
		Principal Amount	
Corporate Bonds, Notes and Senior Floating Rate Interests 17.3%			
CDW LLC/Finance Corp., senior sub. note, 12.535%, 10/12/17	United States	1,133,000	1,216,559
Clear Channel Communications Inc.,			
[f]first lien, senior secured note, 144A, 9.00%, 12/15/19	United States	510,000	469,200
[h]senior note, PIK, 11.00%, 8/01/16	United States	637,000	485,712
[i]Tranche B Term Loan, 3.862%, 1/29/16	United States	1,390,116	1,155,534
[i]Tranche C Term Loan, 3.862%, 1/29/16	United States	314,063	253,082
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.,			
second lien, 11.00%, 10/01/21	United States	177,000	192,045
[f]secured note, 144A, 11.75%, 3/01/22	United States	724,000	807,260
[i]The Great Atlantic & Pacific Tea Co. Inc., senior secured, First Lien Exit Term Loan, 11.00%, 3/13/17	United States	490,295	467,006
[i]iStar Financial Inc.,			
New Tranche A-1 Term Loan, 5.25%, 3/19/16	United States	12,378	12,564
New Tranche A-2 Term Loan, 7.00%, 3/19/17	United States	90,000	94,388
Term Loan B, 5.75%, 10/15/17	United States	214,970	217,655

Franklin Mutual Recovery Fund
Statement of Investments, December 31, 2012 (unaudited) *(continued)*

At December 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 3.

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	SCBT	Sell	2,085,811	$ 2,560,701	1/17/13	$ -	$ (192,160)
Euro	HSBC	Sell	1,086,832	1,334,261	1/17/13	-	(100,144)
Euro	FBCO	Sell	266,313	330,735	1/17/13	-	(20,746)
Euro	BANT	Sell	186,347	232,711	1/17/13	-	(13,230)
Euro	SSBT	Sell	176,900	230,167	1/17/13	-	(3,307)
Euro	DBFX	Sell	49,746	63,356	1/17/13	-	(2,299)
Euro	BBU	Sell	37,293	47,956	1/17/13	-	(1,263)
Euro	DBFX	Buy	643,134	829,176	1/17/13	19,635	-
Euro	FBCO	Buy	244,149	314,470	1/17/13	7,760	-
Euro	BBU	Buy	16,452	21,272	1/17/13	442	-
Euro	HSBC	Buy	43,556	56,215	1/17/13	1,271	-
Euro	SSBT	Buy	2,576	3,322	1/17/13	78	-
Euro	BANT	Buy	156,332	200,800	1/17/13	5,528	-
British Pound	FBCO	Sell	165,502	265,949	2/19/13	-	(2,950)
British Pound	SSBT	Sell	82,700	132,680	2/19/13	-	(1,687)
British Pound	DBFX	Sell	55,550	89,552	2/19/13	-	(703)
British Pound	BANT	Sell	26,354	42,406	2/19/13	-	(413)
British Pound	SSBT	Buy	8,865	14,077	2/19/13	326	-
British Pound	SSBT	Sell	67,800	110,222	2/19/13	64	-
British Pound	BANT	Sell	18,200	29,590	2/19/13	19	-
Australian Dollar	DBFX	Sell	619,054	639,176	2/25/13	-	(1,589)
Australian Dollar	DBFX	Buy	31,725	32,913	2/25/13	-	(77)
Australian Dollar	DBFX	Buy	46,350	47,643	2/25/13	365	-
Australian Dollar	DBFX	Sell	443,279	464,999	2/25/13	6,172	-
Unrealized appreciation (depreciation)						41,660	(340,568)
Net unrealized appreciation (depreciation)							$ (298,908)

Franklin Mutual Recovery Fund

Notes to Statement of Investments (unaudited)

1. ORGANIZATION

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end, continuously offered investment company.

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31,2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Umestricted cash may be invested according to the Fund's investment objectives.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

4. INCOME TAXES

At December 31, 2012, the cost of investments and net umealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$	54,425,102
Unrealized appreciation	$	4,885,564
Unrealized depreciation		(6,045,197)
Net unrealized appreciation (depreciation)	$	(1,159,633)

5. RESTRICTED SECURITIES

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the Securities Act of 1933 deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
453,470	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$ -	$ -
1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	-	-
1,801,197	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	-	-
35,714	Imagine Group Holdings Ltd.	8/31/04	365,765	412,179
185,241	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	123,016	29,096
935,180	International Automotive Components Group North America, LLC	3/15/06 - 4/04/08	911,755	478,148
2,892	NewPage Holdings Inc.	5/05/11 - 8/16/11	681,074	277,054
22,549	[a] Realogy Holdings Corp.	10/12/12	766,666	898,848
15,492	[b] Tribune Co., A	7/18/11 - 8/03/12	659,603	659,603
9,499	[b] Tribune Co., B	7/18/11 - 8/03/12	404,439	404,439
	Total Restricted Securities (Value is 5.59% of Net Assets)		$ 3,912,318	$ 3,159,367

[a] The Fund also invests in unrestricted securities of other investments in the issuer, valued at $1,059,737 as of December 31, 2012.
[b] The Fund also invests in unrestricted securities of other investments in the issuer, valued at $- as of December 31, 2012.

6. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $6,396,749 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

8. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure other than those already disclosed in the Statement of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.